UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 8, 2018
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EXTERRAN CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-36875	47-3282259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4444 Brittmoore Road Houston, Texas 77041
(Address of Principal Executive Offices) (Zip Code)

(281) 836-7000 Registrant’s telephone number, including area code Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

After the Board of Director’s (“Board”) of Exterran Corporation (“Company”) annual review of the Company’s current Amended and Restated Bylaws of the Company (“Bylaws”) and consideration of best governance practices, the Board authorized the amendment of Section 1.7 of the Bylaws to provide for majority voting in uncontested elections of directors. This amendment, effective January 8, 2018, provides that in an uncontested election, a director nominee may be elected only upon the affirmative vote of a majority of the total votes cast, which means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election. Votes cast do not include abstentions or shares as to which a shareholder gives no authority or discretion, including “broker non-votes.” Prior to the adoption of this amendment, members of the Board were elected by a plurality of votes cast, whether or not the election was contested. The Bylaws retain plurality voting for contested director elections.

Incumbent directors who fail to receive a majority of votes are required, within ten business days following certification of the stockholder vote, to tender a letter of resignation to the Board. Within 90 days from the date of certification of the stockholder vote, the Nominating and Corporate Governance Committee of the Board will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. Taking into account the recommendation of the Nominating and Corporate Governance Committee, the Board will thereafter determine whether to accept or reject any such resignation and will promptly disclose its decision.
The foregoing description of this amendment to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, as amended, attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Exterran Corporation dated January 8, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN CORPORATION

/s/ Valerie L. Banner
Valerie L. Banner
Vice President and General Counsel
Date: January 10, 2018

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